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                                                                                                                   Ehibit 99(c)
                                                                                   TXU US Holdings Company
                                                                            (for Oncor Electric Delivery Company)
                                                                               Detail of Long-Term Debt as of
                                                                                     September 30, 2002


                                                                 Interest Rate                            Principal      Maturity
         Description                                                 Basis             Coupon Rate          Amount          Date
--------------------------------------------                     -------------         -----------        --------      ---------
                                                                                                    (Millions of Dollars)
Oncor Electric Delivery Company
  Secured 6.47% Medium Term Notes                                      Fixed             6.470%              $3         11/13/02
  Secured 6.56% Medium Term Notes                                      Fixed             6.560%              10         11/20/02
  Secured 6.58% Medium Term Notes                                      Fixed             6.580%               5         11/20/02
  Secured 9.53% Medium Term Notes                                      Fixed             9.530%               4          1/30/03
  Secured 9.7% Medium Term Notes                                       Fixed             9.700%              11          2/28/03
  6 3/4% First Mortgage Bonds due 3/1/03                               Fixed             6.750%             194           3/1/03
  6 3/4% First Mortgage Bonds due 4/1/03                               Fixed             6.750%              95           4/1/03
  Floating Rate Series C First Mortgage Bonds                          Floating (a)      2.426%             400          6/15/03
  8 1/4% First Mortgage Bonds due 4/1/04                               Fixed             8.250%             100           4/1/04
  6 1/4% First Mortgage Bonds due 10/1/04                              Fixed             6.250%             121          10/1/04
  6 3/4% First Mortgage Bonds due 7/1/05                               Fixed             6.750%              92           7/1/05
  7 7/8% First Mortgage Bonds due 3/1/23                               Fixed             7.875%             224           3/1/23
  8 3/4% First Mortgage Bonds due 11/1/23                              Fixed             8.750%             103          11/1/23
  7 7/8% First Mortgage Bonds due 4/1/24                               Fixed             7.875%             133           4/1/24
  7 5/8% First Mortgage Bonds due 7/1/25                               Fixed             7.625%             215           7/1/25
  7 3/8% First Mortgage Bonds due 10/1/25                              Fixed             7.375%             178          10/1/25
  6.375% Senior Secured Notes                                          Fixed             6.375%             700           5/1/12
  7% Senior Secured Notes                                              Fixed             7.000%             500           5/1/32
  5% Debentures                                                        Fixed             5.000%             200           9/1/07
  7% Debentures                                                        Fixed             7.000%             800           9/1/22
  Unamortized  premium and discount and fair value adjustments         N/A                                  (25)
                                                                                                         ------
        Total Oncor Electric  (Including Debt Due Currently)                                             $4,063
                                                                                                         ======

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 (a)  Interest rates in effect at September 30, 2002.